Back to Form 10-K

Exhibit 10.57.2

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

AHCA CONTRACT NO. FA904
AMENDMENT NO. 2

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor" or "Health Plan", is hereby amended as follows:

1.	Attachment I, Scope of Services, Capitated Health Plans, Section B. Population(s) to be Served, Item 1., the third paragraph is hereby amended to now read as follows:

**
Enrolled in an Agency-authorized specialty plan for children with chronic conditions and screened by the Florida Department of Health as clinically eligible for Children's  Medical Services using an Agency-approved screening tool as specified in Attachment II, Section III, Eligibility and Enrollment, Exhibit 3.

2.	Attachment I, Scope of Services, Capitated Health Plans, Section F., Applicable Exhibits, Table 9, Applicable Exhibits, is hereby deleted in its entirety and replaced with the following:

Table 9-A Revised Applicable Exhibits
Attachment/ Exhibit*	HMO Reform	HMO Non- Reform	Specialty Plan for Recipients Living with HIV/AIDS Reform	Fee- for- Service PSN Non- Reform	Capitated PSN Non- Reform	Fee- for- Service PSN Reform	Capitated PSN Reform	Specialty Plan for Children with Chronic Conditions Reform	HMO Non- Reform with Frail/ Elderly Program
Att. 1, Exh. 1	X	X	X	N/A	X	N/A	X	N/A	X
Att. I, Exh. 1- FFS	N/A	N/A	N/A	X	N/A	X	N/A	X	N/A
Att. I, Exh. 2-NR	N/A	X	N/A	N/A	X	N/A	N/A	N/A	X
Att. I, Exh. 2-R	X	N/A	X	N/A	N/A	N/A	X	N/A	N/A
Att. I, Exh. 2-FFS-NR	N/A	N/A	N/A	X	N/A	N/A	N/A	N/A	N/A
Att. I, Exh. 2-FFS-R	N/A	N/A	N/A	N/A	N/A	X	N/A	X	N/A
Att. II, Exh. 1	N/A	N/A	X	N/A	N/A	N/A	N/A	X	N/A
Att. II, Exh. 2	X	X	X	X	X	X	X	X	X
Att. 2, Exh. 3	X	N/A	X	X	N/A	X	X	X	X
Att. II, Exh. 4	X	N/A	X	N/A	N/A	X	X	X	X
Att. II, Exh. 5	X	X	X	X	X	X	X	X	X
Att. II, Exh. 6- HMO&R	X	X	X	N/A	N/A	X	X	X	X
Att. II, Exh. 6- PSN-NR	N/A	N/A	N/A	X	X	N/A	N/A	N/A	N/A
Att. II, Exh. 7	X	N/A	X	X	N/A	X	X	X	N/A
Att. II, Exh. 8	X	X	X	X	X	X	X	X	X
Att. II, Exh. 9	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Att. II, Exh. 10	X	X	X	X	X	X	X	X	X
Att. II, Exh. 11	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Att. II, Exh. 12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

AHCA Contract No. FA904, Amendment No. 2, Page 1 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Table 9-A Revised Applicable Exhibits
Attachment/ Exhibit*	HMO Reform	HMO Non- Reform	Specialty Plan for Recipients Living with HIV/AIDS Reform	Fee- for-Service PSN Non- Reform	Capitated PSN Non- Reform	Fee- for- Service PSN Reform	Capitated PSN Reform	Specialty Plan for Children with Chronic Conditions Reform	HMO Non- Reform with Frail/ Elderly Program
Att. II, Exh. 13-CAP-R	X	N/A	X	N/A	N/A	X	X	N/A	N/A
Att. II, Exh. 13-CAP-NR	N/A	X	N/A	N/A	X	N/A	N/A	N/A	X
Att. II, Exh. 13-FFS	N/A	N/A	N/A	X	N/A	X	N/A	X	N/A
Att. II, Exh. 14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Att. II, Exh. 15	X	X	X	X	X	X	X	X	X
Att. II, Exh. 16	X	X	X	X	X	X	X	X	X

* Plans offering certain optional coverage also will have additional language in the exhibits as follows: Exhibits 3, 4, 5, 8 and 13 -Frail/Elderly Program; Exhibit 5 - dental and transportation. Safety net hospital-based PSNs will have additional language in the exhibits as follows: - Exhibit 13 - Method of Payment.

3.
Effective November 1, 2009, Attachment I, Scope of Services, Capitated Health Plans, is hereby amended to include Exhibit 2-NR-A, Medicaid Non-Reform HMO Capitation Rates, Effective November 1, 2009 - August 31, 2012, attached hereto and made a part of this Contract. All references to Exhibit 2-NR, Medicaid Non-Reform HMO Capitation Rates, September 1, 2009 - August 31, 2010, shall hereinafter also refer to Exhibit 2-NR-A, as appropriate.

4.	Attachment II, Core Contract Provisions, Section I, Definitions and Acronyms, Item A., Definitions, the following definitions are hereby amended to now read as follows:

Catastrophic Component Threshold - (Capitated Reform Health Plans in counties where no HMO is present, Reform FFS PSNs, and the Specialty Plan for Children with Chronic Conditions only) - The point at which the cost of covered services, based on Medicaid fee-for-service payment levels, reaches $50,000 for an enrollee in a Contract year. For a Health Plan that accepts the comprehensive capitation rate only, the Agency begins reimbursing the Health Plan for the cost of covered services received by the enrollee for the remainder of the Contract year. This reimbursement is based on a percentage of Medicaid fee-for-service payment levels.

Comprehensive Component - (Capitated Reform Health Plans in counties where no HMOs are present, Reform FFS PSNs, and the Specialty Plan for Children with Chronic Conditions only) - The amount of financial risk assumed by a Health Plan to provide covered service up to $50,000 per enrollee based on Medicaid fee-for-service payment levels.

Contested Claim - (FFS PSNs and the Specialty Plan for Children with Chronic Conditions only) - A claim that has not been authorized and forwarded to the Medicaid fiscal agent by the Health Plan because it has a material defect or impropriety.

Federally Qualified Health Center (FQHC) - An entity that is receiving a grant under section 330 of the Public Health Service Act, as amended. (Also see Section 1905(I)(2)(B) of the Social Security Act.) FQHCs provide primary health care and related diagnostic services and may provide dental, optometric, podiatry, chiropractic and behavioral health services.

Share of Cost-Savings - (FFS PSNs and the Specialty Plan for Children with Chronic Conditions only) -Potential payment to the Health Plan when amount of the savings pool exceeds the administrative allocation to the Health Plan as determined through a reconciliation process.

AHCA Contract No. FA904, Amendment No. 2, Page 2 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

5.	Attachment II, Core Contract Provisions, Section I, Definitions and Acronyms, Item B., Acronyms, the following acronym is hereby amended to now read as follows:

APD — Agency for Persons with Disabilities

6.	Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 1., the first sentence is hereby amended to now read as follows:

The Health Plan shall comply with all provisions of this Contract, including all attachments, applicable exhibits, Health Plan Report Guide (Report Guide) requirements and any amendments and shall act in good faith in the performance of the Contract provisions.

7.	Attachment II, Core Contract Provisions, Section III, Eligibility and Enrollment, Item B., Enrollment, sub-item 3.c.(3), the third sentence is hereby amended to now read as follows:

(Special provisions apply to fee-for-service PSNs and the Specialty Plan for Children with Chronic Conditions; see Exhibit 3.)

8.	Attachment II, Core Contract Provisions, Section III, Eligibility and Enrollment, Item B., Enrollment, sub-item 3.c.(8) is hereby amended to now read as follows:

(8)	If the unborn activation process is properly completed by the FFS PSN and the Specialty Plan for Children with Chronic Conditions, the newborn will be enrolled using the process in Attachment II, Exhibit 3.

9.	Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 1.c. is hereby amended to now read as follows:

c.
The Health Plan shall mail all enrollee materials to the enrollee's payee address provided by the Agency on the Health Plan's monthly enrollment file. Mailing envelopes for enrollee materials shall contain a request for address correction. When enrollee materials are returned to the Health Plan as undeliverable, the Health Plan shall remail the materials to the enrollee residence address provided by the Agency if that address is different from the payee address. The Health Plan shall use and maintain in a file a record of all of the following methods to contact the enrollee:

(1)
Routine checks of the Agency enrollment reports for changes of address and/or presence of the enrollee's residence address, maintaining a record of returned mail and attempts to remail to either a new payee address or residence address as provided by the Agency;

(2)	Telephone contact at the number obtained from Agency enrollment reports, the local telephone directory, directory assistance, city directory, or other directory; and

(3)
Routine checks (at least once a month for the first three (3) months of enrollment) on services or claims authorized or denied by the Health Plan to determine if the enrollee has received services, and to locate updated address and telephone number information.

10.	Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 7.d. is hereby amended to include the following:

If the Health Plan uses the Medicaid fee-for-service pharmacy network as its pharmacy network, the provider directory shall include a statement to this effect.

11.
Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 15., Enhanced Services is hereby deleted in its entirety and replaced as follows:

AHCA Contract No. FA904, Amendment No. 2, Page 3 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

15.  Enhanced Benefits Program (Reform Only; See Attachment II, Exhibit 4)

12.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item F., Moral or Religious Objections, sub-item 1. is hereby amended to now read as follows:

1. BMHC within one-hundred and twenty (120) calendar days before implementing the policy with respect to any service; and

13.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 1., Requirements, the first sentence is hereby amended to now read as follows:

The Health Plan shall provide the services listed in Section V in accordance with the provisions herein, and in accordance with the Florida Medicaid Coverage and Limitations Handbooks and the Florida Medicaid State Plan unless, for Reform HMOs, a customized benefit package is certified in the benefit grid in Attachment I.

14.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, is hereby amended to include sub-item 10.a.(11) as follows:

(11)
The Health Plan shall report quarterly to BMHC, within thirty (30) calendar days after the end of the quarter being reported, the Health Plan's complete listing of all Medicaid enrollees discharged from inpatient hospitalization, using the format provided in the Health Plan Report Guide referenced in Attachment II, Section XII, Reporting Requirements.

15.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 14.e. is hereby amended to now read as follows:

e.
Submit an attestation with accompanying documentation annually, by October 1 of each Contract year, to BMHC that the Health Plan has advised its providers to enroll in the VFC program. The Agency may waive this requirement in writing if the Health Plan provides documentation to BMHC that the Health Plan is enrolled in the VFC program;

16.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, is hereby amended to include sub-item 16.k. as follows:

k.
Capitated Health Plans covering Reform populations shall submit a complete pharmacy drug list to the Agency's Reform choice counseling vendor annually by December 1, using the format provided in the Health Plan Report Guide referenced in Attachment II, Section XII, Reporting Requirements.

17.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item C, Network Changes, sub-item 6. is hereby amended to now read as follows:

6.
The Health Plan shall notify BMHC of any new network providers by the fifteenth (15th) of the month following execution of the provider agreement and terminated providers by the fifteenth (15th) of the month following the report month using the format provided in the Health Plan Report Guide referenced in Attachment II, Section XII, Reporting Requirements.

18.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item E., Provider Termination, sub-item 3., the second sentence is hereby deleted in its entirety.

19.	Attachment II, Core Contract Provisions, Section IX, Grievance System, Item E., Resolution and Notification, sub-item 7.c. is hereby amended to now read as follows:

AHCA Contract No. FA904, Amendment No. 2, Page 4 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

c.
The right to appeal an adverse decision on an appeal to the Subscriber Assistance Program (SAP) for HMOs or the Beneficiary Assistance Program (BAP) for PSNs, including how to initiate such a review and the following:

(1)	Before filing with the SAP or BAP, the enrollee must complete the Health Plan's appeal process;

(2)	The enrollee must submit the appeal to the SAP or BAP within one (1) year after receipt of the final decision letter from the Health Plan;

(3)	Neither the SAP nor the BAP will consider an appeal that has already been to a Medicaid Fair Hearing;

(4)	The address and toll-free telephone numbers of the SAP/BAP:

Agency for Health Care Administration
 Subscriber Assistance Program / Beneficiary Assistance Program
 Building 1, MS #26
 2727 Mahan Drive
 Tallahassee, Florida 32308
 (850) 921-5458
 (888) 419-3456 (toll-free)

20.
Attachment II, Core Contract Provisions, Section XI, Information Management and Systems, Item D., Systems Availability, Performance and Problem Management Requirements, sub-item 8.a. is hereby amended to include the following:

If the approved plan is unchanged from the previous year, the Health Plan shall submit a certification to BMHC that the prior year's plan is still in place annually by April 30th of each Contract year. Changes in the plan are due to BMHC within ten (10) business days after the change.

21.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 1, Summary of Reporting Requirements, is hereby deleted in its entirety and replaced with the following Table 1-A, Revised Summary of Reporting Requirements. All references in the Contract to Table 1 shall hereinafter refer to Table 1-A.

TABLE 1-A

REVISED SUMMARY OF REPORTING REQUIREMENTS

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section II and Exhibit 2	Benefit Maximum Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC	Monthly, fifteen (15) calendar days after the end of the reporting month in which claims reach $450,000 in enrollee costs	HSD Contract Manager once $450,000 is reached, and to BMHC that initial month and monthly thereafter through end of state fiscal year

AHCA Contract No. FA904, Amendment No. 2, Page 5 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section III and Exhibit 3	Newborn Enrollment Report	NR FFS PSN; Ref FFS PSN; CCC	Weekly, on Wednesday	Medicaid Area Office
Section III and Exhibit 3	Involuntary Disenrollment Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, first Thursday of month	Choice Counseling Vendor
Section IV	Medicaid Redetermination Notice Summary Report	All Plans that participate per Attachment I	Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section IV	Community Outreach Health Fairs/Public Events Notification	All Plans	Monthly, no later than 20th calendar day of month before event month; amendments two (2) weeks before event	BMHC
Section IV	Community Outreach Representative Report	All Plans	Two (2) weeks before activity Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section IV and Exhibit 4	Enhanced Benefits Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, ten (10) calendar days after end of reporting month	BMHC
Section V, Exhibit 5	Customized Benefit Notifications Report	Ref HMO; Ref Cap PSN	Monthly, fifteen (15) calendar days after end of reporting month	BMHC
Section V	CHCUP (CMS-416) & FL 60% Screening (Child Health Check Up report)	All Plans	Annually, unaudited by January 15th for prior federal fiscal year; Annually, audited report by October 1st	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 6 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section V	Inpatient Discharge Report	NR Ref HMO; NR Cap PSN; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, thirty (30) calendar days after end of reporting quarter	BMHC
Section V	Hernandez Settlement Ombudsman Log	NR HMO; NR FFS PSN*; NR Cap PSN; Ref HMO; Ref FFS PSN*; Ref Cap PSN; CCC*; HIV/AIDS * If the FFS Health Plan has authorization requirements for prescribed drug services	Quarterly, fifteen (15) calendar days after end of reporting quarter	BMHC
Section V	Hernandez Settlement Agreement Survey	NR HMO; NR FFS PSN*; NR Cap PSN; Ref HMO; Ref FFS PSN*; Ref Cap PSN; CCC*; HIV/AIDS * If the FFS Health Plan has authorization requirements for prescribed drug services	Annually, on August 1st	BMHC
Section V	Quarterly Pharmacy (RX Quarterly) Encounter Data Submissions	NR HMO; NR Cap PSN; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, thirty (30) calendar days after end of reporting quarter	MEDS Team
Section V and Exhibit 6	Behavioral Health - Pharmacy Encounter Data Report	NR HMO; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 7 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section V	Pharmacy Navigator Report	Ref HMO; Ref Cap PSN; HIV/AIDS	Annually, by December 1st	Choice Counseling Vendor
Section VI, Exhibit 6	Behavioral Health Annual 80/20 Expenditure Report	NR HMO	Annually, by April 1st	BMHC
Section VI, Exhibit 6	Behavioral Health Critical Incident Report - Individual	NR HMO; Ref-HMO; Ref. FFS PSN; Ref Cap. PSN; CCC; HIV/AIDS	Immediately, no later than twenty-four (24) hours after occurrence or knowledge of incident	BMHC
Section VI, Exhibit 6	Behavioral Health Critical Incident Report -Summary	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, by the 15th	BMHC
Section VI, Exhibit 6	Behavioral Health - Required Staff/Providers Report	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Quarterly, forty-five (45) calendar days after end of reporting quarter for Health Plans operating less than one (1) year; Annually, by August 15th, for all other Health Plans	BMHC
Section VI, Exhibit 6	Behavioral Health -FARS/CFARS	NR HMO Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Semi-Annually, August 15th and February 15th	BMHC
Section VI, Exhibit 6	Behavioral Health -Enrollee Satisfaction Survey Summary	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Annually by March 1st	BMHC behavioral health analyst
Section VI, Exhibit 6	Behavioral Health -Stakeholders' Satisfaction Survey - Summary	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Annually, by March 1st	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 8 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section VI, Exhibit 6	Behavioral Health -Encounter Data Report	NR HMO; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section VII	Provider Network File	All Plans	Monthly, first Thursday of month (optional weekly submissions each Thursday for remainder of month)	AHCA Choice Counseling Vendor for Reform; For non-Reform, to Medicaid fiscal agent and BMHC
Section VII	Provider Termination and New Provider Notification Report	All Plans	Summary of new and terminated providers due monthly, by the fifteenth (15th) calendar day of the month following the reportinq month	BMHC
Section VII	PCP Wait Times Report	All Plans	Annually, by February 1st	BMHC
Section VIII	Cultural Competency Plan (and Annual Evaluation)	All Plans	Annually, October 1st	BMHC
Section VIII and Exhibit 5	Performance Measures	All Plans	Annually, on July 1st	BMQM
Section IX	Complaints, Grievance, and Appeals Report	All Plans	Quarterly, fifteen (15) calendar days after end of quarter	BMHC
Section X	MPI - Quarterly Fraud & Abuse Activity Report	All Plans	Quarterly, fifteen (15) calendar days after the end of reporting quarter	MPI
Section X	MPI - Suspected/ Confirmed Fraud & Abuse Reporting	All Plans	Within fifteen (15) calendar days of detection	MPI

AHCA Contract No. FA904, Amendment No. 2, Page 9 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section X	Claims Aging Report & Supplemental Filing Report	All Plans	Quarterly, forty-five (45) calendar days after end of reporting quarter; Capitated Plans, optional supplemental filing - one- hundred and five (105) calendar days after end of reporting quarter	BMHC
Section XIII, Exhibit 13	Medicaid Reform Supplemental HIV/AIDS Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, by second Thursday of month	BMHC
Section XIII, Exhibit 13	Catastrophic Component Threshold Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC per Attachment I	Monthly, fifteen (15) calendar days after end of reporting month	BMHC
Section XV, Exhibit 15	Insolvency Protection Multiple Signatures Agreement Form	NR HMO; NR Cap PSN; Ref HMO; Ref Cap PSN; HIV/AIDS	Annually, by April 1st; Thirty (30) calendar days after any change	BMHC
Section XV	Audited Annual and Unaudited Quarterly Financial Reports	All Plans except CCC	Audited -Annually by April 1st for calendar year; Unaudited -Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section XVI, 0. and Section XVI, W.	Minority Participation Report	All Plans	Monthly, fifteen (15) calendar days after month being reported	BMHC and HSD

NR HMO = Non-Reform health maintenance organization, includes Health Plans covering
Frail/Elderly Program services as specified in Attachment I
Ref HMO = Reform health maintenance organization
Ref Cap PSN = Reform capitated provider service network
Ref FFS PSN = Reform Fee-for-Service Provider Service Network
NR Cap PSN = Non-Reform Capitated Provider Service Network
NR FFS PSN = Non-Reform Fee-for-Service Provider Service Network
CCC = Specialty plan for children with chronic conditions
HIV/AIDS = Specialty plan for recipients living with HIV/AIDS

AHCA Contract No. FA904, Amendment No. 2, Page 10 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

22.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 2, Summary of Submission Requirements, is hereby deleted in its entirety and replaced with the following Table 2-A, Revised Summary of Submission Requirements. All references in the Contract to Table 2 shall hereinafter refer to Table 2-A.

TABLE 2-A

REVISED SUMMARY OF SUBMISSION REQUIREMENTS

2.  Other Health Plan submissions (not in Table 1-A) required by the Agency are as follows:

Contract Section	Submission	Plan Type	Frequency	Submit To
Attachment I, Section B., Item 3.a.	Increase in enrollment levels	Capitated Health Plans; FFS PSNs; CCC	Before increases occur	BMHC and HSD
Attachment I, Section D., Item 3.b.	Changes to optional or expanded services	FFS PSNs; CCC	Annually, by June 15th	HSD
Attachment I, Section D., Item 3.c.	Changes to optional or expanded services	Capitated Health Plans	Annually, by June 15th	HSD
Subsequent references are to Attachment II and its Exhibits
Section II, Item D.4.	Policies, procedures, model provider agreements & amendments, subcontracts, All materials related to Contract for distribution to enrollees, providers, public	All	Before beginning use; whenever changes occur	BMHC
Section II, Item D.4.a.	Written materials	All	Forty-five (45) calendar days before effective date	BMHC
Section II, Item D.4.b	Written notice of change to enrollees	All	Thirty (30) calendar days before effective date	Enrollees affected by change
Section II, Item D.6.	Enrollee materials, PDL, provider & enrollee handbooks	All	Available on Health Plan's web site without log-in	Plan web site
Section III, Item B.3.c.(l)	Enrollee pregnancy	All	Upon confirmation	DCF & MPI
Section III, Item B.3.c.(3)	Unborn activation notice	All	Presentation for delivery	DCF & MPI

AHCA Contract No. FA904, Amendment No. 2, Page 11 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Section III, Item B.3.d.	Birth information if no unborn activation	All	Upon delivery	DCF
Section III, Item C.4.b.	Involuntary disenrollment request	All	Forty-five (45) calendar days before effective date	BMHC
Section III, Item C.4.e.	Notice that Health Plan is requesting disenrollment in next Contract month	All	Before effective date	Enrollee affected
Section IV, Item A.l.e.	Notice of reinstatement of enrollee	All	By 1st calendar day of month after learning of reinstatement or within five (5) calendar days from receipt of enrollment file, whichever is later	Person being reinstated
Section IV, Item A.2.a. and Item A. 6.a.(17); Section VIII, Item A.4.	How to get Health Plan information in alternative formats	All	Include in cultural competency plan and enrollee handbook, and upon request	Enrollees & potential enrollees
Section IV, Item A.2.c.	Right to get information about Health Plan	All	Annually	Enrollees
Section IV, Item A.7.c.	Provider directory online file	All	Update monthly & submit attestation	BMHC
Section IV, Item A.9.a.	Enrollee assessments	All	Within thirty (30) days of enrollment notify about pregnancy screening	Enrollees
Section IV, Item A.9.c.	Enrollees more than 2 months behind in periodicity screening	All	Contact twice, if needed	Enrollees who meet criteria
Section IV, Item A.ll.f.	Toll-free help line performance standards	All	Get approval before beginning operation	BMHC
Section IV, Item A.12. and Item A.,6.a.(17); Section VIII, Item A.4.	How to access translation services	All	Include in cultural competence plan and enrollee handbook	Enrollees
Section IV, Item A.14.a.	Incentive program	All	Get approval before offering	BMHC
Section IV, Item A.14.g.	Pre-natal care programs	All	Before implementation	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 12 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Section IV, Item A.17.c.	Notice of change in participation in redetermination notices	All	If change in participation, annually, by June 1st	BMHC
Section IV, Item A.17.c.(1)	Redetermination policies & procedures	All	When Health Plan agrees to participate	BMHC
Section IV, Item A.17.c.(l)(a)	Notice in writing to discontinue Medicaid redetermination date data use	All	Thirty (30) calendar days before stopping	BMHC
Section IV, Item B.3.c.	Member services phone script responding to community outreach calls and outreach materials	All	Before use	BMHC
Section IV, Item B.4.c.	In case of force majeure, notice of participation in health fair or other public event	All	By day of event	BMHC
Section IV, Item B.6.f.	Report of staff or community outreach rep. violations	All	Within fifteen (15) calendar days of knowledge	BMHC
Section V, Item c.l.	Written details of expanded services	All	Before implementation	HSD
Section V, Item F.	Decision to not offer a service on moral/religious grounds	All	One-hundred and twenty (120) calendar days before implementation Thirty (30) calendar days before implementation	BMHC Enrollees
Section V, Item H.10.b.2.	UNOS form & disenrollment request for specified transplants	All	When enrollee listed	BMHC
Section V, Item H.14.e.	Attestation that the Health Plan has advised providers to enroll in VFC program	All	Annually, by October 1st	BMHC
Section V, Item H.16.a.(4)	PDL update	All	Annually, by October 1st. Thirty (30) calendar days written notice of change.	BMHC and Bureau of Medicaid Pharmacy Services

AHCA Contract No. FA904, Amendment No. 2, Page 13 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Section VII, Item A.2.	Capacity to provide covered services	All	Before taking enrollment	BMHC
Section VII, Item C.l.	Request for initial or expansion review	All	When requesting initial enrollment or expansion into a county.	BMHC and HSD
Section VII, Item C.2.	Compliance with access requirements following significant changes in service area or new populations	All	Before expansion	BMHC and HSD
Section VII, Item C.3.	Significant network changes	All	Within seven (7) business days	BMHC
Section VII, Item C.5.	When PCP leaves network	All	Within fifteen (15) calendar days of knowledge. A copy of the enrollee notice for terminated providers is due no more than fifteen (15) calendar days after receipt of the PCP termination notice.	BMHC & affected enrollees
Section VII, Item D.2.jj.	Waiver of provider agreement indemnifying clause	All	Approval before use	BMHC
Section VII, Item E.3.	Notice of terminated providers due to imminent danger/impairment	All	Immediate	BMHC and Provider
Section VII, Item E.4.	Termination or suspension of providers; for "for cause" terminations, include reasons for termination	All	Sixty (60) calendar days before termination effective date	BMHC, affected enrollees, & provider
Section VIII, Item A.l.b.	Written Quality Improvement Plan	All	Within thirty (30) calendar days of initial Contract execution; Thereafter, Annually by April 1st	BMHC
Section VIII, Item A.3.a.(6)	Measurement periods and methodologies	All	Any new PIPs before initiation	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 14 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Section VIII, Item A.3.a.(7)	Proposal for each planned PIP	All	Ninety (90) calendar days after Contract execution; Thereafter, Annually by June 1st	BMHC
Section VIII, Item A.3.c.(l)	Performance measure data and auditor certification	All	Annually by July 1st	BMQM
Section VIII, Item A.3.c.(4)	Performance measure action plan	All	Within thirty (30) calendar days of determination of unacceptable performance	BMQM
Section VIII, Item A.3.e.(7)	Written strategies for medical record review	All	Before use	BMHC
Section VIII, Item B.l.a.(4)(a)	Service authorization protocols & any changes	All	Before use	BMHC
Section VIII, Item B.4.	Changes to UM component	All	Thirty (30) calendar days before effective date	BMHC
Section IX, Item A.8.	Complaint log	All	Upon request	BMHC
Section X, Item B.2.	Changes in staffing	All	Five (5) business days of any change	BMHC & HSD
Section X, Item B.2.b.	Full-Time Administrator	All	Before designating duties of any other position	BMHC
Section X, Item D. 3. a.	Reform and non- Reform historical encounter data for all typical and atypical services	All	According to Agency-approved schedules and no later than 10/31/09	MEDS team & Fiscal Agent
Section X, Item D.3.b.	Encounter data for all typical and atypical services	All	Within sixty (60) calendar days following end of month in which Health Plan paid claims for services, and as specified in MEDS Companion Guide	MEDS Team & Agency Fiscal Agent
Section X, Item E.4.	Fraud & abuse compliance plan & policies & procedures	All	Before implementation	MPI
Section XI, Item D.4.a.	Any problem that threatens system performance	All	Within one (1) hour	Applicable Agency staff

AHCA Contract No. FA904, Amendment No. 2, Page 15 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XI, Item D.8.a.	Business Continuity-Disaster Recovery Plan	All	Before beginning operation and certification if plan is unchanged by April 30 annually thereafter; Changes within ten (10) business days of change	BMHC
Section XI, Item E.l.	System changes	All	Ninety (90) calendar days before change	HSD
Section XIV, Item A.l.(a.)	Corrective action plan	All	Within ten (10) business days of notice of violation or non-compliance with Contract	Agency Bureau sending violation notice
Section XIV, Item A.l.(b)	Performance measure action plan	All	Within thirty (30) calendar days of notice of failure to meet a performance standard	Agency Bureau sending violation notice
Section XV, Item C.	Proof of working capital	All	Before enrollment	BMHC
Section XV, Item G.2.	Physician incentive plan	All	Written description before use	BMHC
Section XV, Item H.	Third party coverage identified	All	As soon as known	Medicaid Third Party Liability Vendor
Section XV, Item I.	Proof of fidelity bond coverage	All	Within sixty (60) calendar days of Contract execution & before delivering health care	HSD Contract manager
Section XVI, Item C.l.	Request for Assignment or Transfer of Contract in approved merger/acquisition	All	Ninety (90) days before effective date	HSD
Section XVI, Item M.	Use of "Medicaid" or "AHCA"	All	Before use	BMHC
Section XVI, Item O.	All subcontracts for Agency approval	All	Before effective date	BMHC
Section XVI, Item O.l.f.	Subcontract monitoring schedule	All	Annually, by December 1	BMHC
Section XVI, Item V.l.	Ownership & management disclosure forms	All	With initial application; and then annually by September 1	HSD - for initial application; BMHC & HSD for annual

AHCA Contract No. FA904, Amendment No. 2, Page 16 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XVI, Item V.I.	Changes in ownership & control	All	Within five (5) calendar days of knowledge & sixty (60) days before effective date	BMHC & HSD
Section XVI, Item V.4.	Fingerprints for principals	All	Before Contract execution; Thereafter, annually by September 1	HSD
Section XVI, Item V.4.c.	Fingerprints of newly hired principals	All	Within thirty (30) calendar days of hire date	HSD
Section XVI, Item V.5.	Information about offenses listed in 435.03	All	Within five (5) business days of knowledge	HSD
Section XVI, Item V.6.	Corrective action plan related to principals committing offenses under 435.03	All	As prescribed by the Agency	HSD
Section XVI, Item Y.	General insurance policy declaration pages	All	Annually upon renewal	BMHC
Section XVI, Item Z.	Workers' compensation insurance declaration page	All	Annually upon renewal	BMHC
Section XVI, Item BB.	Emergency Management Plan	All	Before beginning operation and by May 31 annually thereafter	BMHC
Exhibit 2, Section II, Item D.4.c.	Policies & procedures for screening for clinical eligibility & any changes to them	CCC	Before implementation	BMHC
Exhibit 3, Section III, Item C.5.	Disenrollment notice	CCC	Get template approved before use At least two (2) months before anticipated effective date of involuntary disenrollment	BMHC Enrollee
Exhibit 5, Section V, Item A.6.	Letters about exhaustion of benefits under customized benefit package	Reform capitated Health Plans	Before use	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 17 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

| Contract Section	Submission	Plan Type	Frequency Submit To
Exhibit 5, Section V, Item H.20.g.	Transportation subcontract	NR HMO offering transportation; Reform Health Plans	Before execution	BMHC
Exhibit 5, Section V, Item H.20.h.	Transportation policies & procedures	NR HMO offering transportation; Reform Health Plans	Before use	BMHC
Exhibit 5, Section V, Item H.20.i.	Transportation adverse incidents	NR HMO offering transportation; Reform Health Plans	Within two (2) business days of the occurrence	BMHC
Exhibit 5, Section V, Item H.20.i	Transportation suspected fraud	NR HMO offering transportation; Reform Health Plans	Immediately upon identification	MPI
Exhibit 5, Section V, Item H.20.p.	Performance measures	NR HMO offering transportation; Reform Health Plans	Annually report by July l	BMQM
Exhibit 5, Section V, Item H.20.q. &r.	Attestation that Health Plan complies with transportation policies & procedures & drivers pass background checks & meet qualifications	NR HMO offering transportation; Reform Health Plans	Annually by January 1	BMHC
Exhibit 6, Item A.3.	Review & approval of behavioral health • services staff & subcontractors for licensure compliance	Reform Health Plans & NR HMOs	Before providing services	BMHC
Exhibit 6, Item B.9.	Model agreement with community mental health centers	Reform Health Plans & NR HMOs	Before agreement is executed	BMHC
Exhibit 6, Item C.3.e.	Denied appeals from providers for emergency services claims	Plans covering behavioral health	Within ten (10) calendar days after Health Plan's final denial	BMHC
Exhibit 6, Item C.5.a.(3)	Medical necessity criteria for community mental health services	Plans covering behavioral health	Before use and before changes implemented	BMHC
Exhibit 6, Item L.2.	MBHO staff psychiatrist and model contracts for each specialty type	Plans covering behavioral health	Before execution	BMHC

AHCA Contract No. FA904, Amendment No. 2, Page 18 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 6, Item M.	Optional services	Plans covering behavioral health	Before offering	BMHC
Exhibit 6, Item R.3.a.	Schedule for administrative and program monitoring and clinical record review	Plans covering behavioral health	Annually by July 1	BMHC
Exhibit 8, Section VIII, Item B. 5.	Substitute disease management initiatives	CCC	Within sixty (60) calendar days of Contract execution	BMHC
Exhibit 8, Section VIII, Item A.3.f.	Provider satisfaction survey	All Reform Health Plans	By end of 8th month of Contract	BMHC
Exhibit 8, Section VIII, Item B.5.b.	Policies and procedures and program descriptions for each disease management program	All Reform Health Plans	Annually, by April 1	BMHC
Exhibit 8, Section VIII, Item B. 1. e. (5)	Caseload maximums for case managers	HIV/AIDS specialty plan	Before providing services	BMHC
Exhibit 10, Section X, Item C. 5. a.	Discrepancies in ERV	FFS Health Plans; CCC	Within ten (10) business days of discovery	HSD analyst
Exhibit 15, Section XV, Item A. 1. a.	Plan for transition from FFS to prepaid capitated plan	FFS PSNs; CCC	Last calendar day of 24th month of Health Plan's initial Reform operation	HSD
Exhibit 15, Section XV, Item A. 1. b.	Conversion application to capitated Health Plan	FFS PSNs; CCC	By August 1 of 4th year of Reform operation	HSD
Exhibit 15, Section XV, Item I.	Proof of coverage for any non-government subcontractor	CCC	Within sixty (60) calendar days of execution and before delivery of care	BMHC

NR HMO = Non-Reform health maintenance organization, includes Health Plans covering
Frail/Elderly Program services as specified in Attachment I
Ref HMO = Reform health maintenance organization
Ref Cap PSN = Reform capitated provider service network
Ref FFS PSN = Reform Fee-for-Service Provider Service Network
NR Cap PSN = Non-Reform Capitated Provider Service Network
NR FFS PSN = Non-Reform Fee-for-Service Provider Service Network
CCC = Specialty plan for children with chronic conditions
HIV/AIDS = Specialty plan for recipients living with HIV/AIDS

23.	Attachment II, Core Contract Provisions, Section XIV, Sanctions, Item F., Notice of Sanction, sub-item 4. is hereby amended to now read as follows:

AHCA Contract No. FA904, Amendment No. 2, Page 19 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

4.
For FFS PSNs and the Specialty Plan for Children with Chronic Conditions, the Agency reserves the right to withhold all or a portion of the Health Plan's monthly administrative allocation for any amount owed pursuant to this section.

24.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item C, Assignment, sub-item 1., the second sentence is hereby amended to now read as follows:

        The entity requesting the assignment or transfer shall notify HSD of the request ninety (90) calendar days before the anticipated effective date.

25.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item O., Subcontracts, sub-item 1.c., the third sentence is hereby amended to now read as follows:

The Health Plan shall provide a monthly Minority Participation Report (see Attachment II, Section XII, Reporting Requirements, Table 1), to BMHC and the HSD designated minority participation report contact, summarizing the business it does with minority subcontractors or vendors.

26.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item V., Ownership and Management Disclosure, sub-item 4.c. is hereby amended to now read as follows:

c.
The Health Plan shall submit to the Agency Contract Manager complete sets of fingerprints of newly hired principals (officers, directors, agents, and managing employees) within thirty (30) calendar days of the hire date.

27.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item BB., Emergency Management Plan, the first sentence is hereby amended to now read as follows:

Before beginning operations and annually by May 31 of each Contract year, the Health Plan shall submit to BMHC for approval an emergency management plan specifying what actions the Health Plan shall conduct to ensure the ongoing provision of health services in a disaster or man-made emergency including, but not limited to, localized acts of nature, accidents, and technological and/or attack-related emergencies.

28.
Attachment II, Core Contract Provisions, Exhibit 5, Covered Services, Item 3, Non-Reform HMOs covering transportation as an optional service and Reform Health Plans, Section V, Covered Services, Item H., Coverage Provisions, sub-item 20.i. is hereby amended to now read as follows:

i.
The Health Plan shall report within two (2) business days of the occurrence, in writing to BMHC, any transportation-related adverse or untoward incident (see s. 641.55, F.S.). The Health Plan shall also report, immediately upon identification, in writing to MPI, all instances of suspected enrollee or transportation services provider fraud or abuse. (As defined in s. 409.913, F.S. See also Attachment II, Section X, Administration and Management, on fraud and abuse.)

29.
Attachment II, Core Contract Provisions, Exhibit 5, Covered Services, Item 6, Non-Reform HMOs covering transportation as an optional service and Reform Health Plans, Section V, Covered Services, Item H., Coverage Provisions, sub-item 20.p. is hereby amended to now read as follows:

p.
The Health Plan shall submit data on transportation performance measures as defined by the Agency and as specified in the Agency's Performance Measures Specifications Manual. The Health Plan shall report on those measures to the Agency as specified in Attachment II, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.c. and Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

30.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item K.4. is hereby amended to now read as follows:

AHCA Contract No. FA904, Amendment No. 2, Page 20 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

        4.      The Health Plan shall submit the FARS/CFARS reports to BMHC semi-annually August 15th and February 15th, as required in Attachment II, Section XII, Reporting
                 Requirements, and the Health Plan Report Guide.

31.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs and Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item S., Behavioral Health Reporting Requirements is hereby amended to now read as follows:

        S.     Behavioral Health Reporting Requirements

Additional behavioral health reporting requirements are listed below. Behavioral health reporting requirements are also listed in Attachment II, Section XII, Reporting Requirements, and must be submitted as required in Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

1.
Behavioral Health Critical Incident Report - Individual - The Health Plan shall report the following events immediately, no later than twenty-four (24) hours after occurrence or knowledge of incident, to the BMHC behavioral health analyst and in accordance with Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

2.
Behavioral Health Critical Incident Report - Summary - The Health Plan shall submit to BMHC a summary of the previous calendar month's incidents regarding behavioral health critical incidents, involving Health Plan enrollees, by the 15th calendar day of every month, in accordance with Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

3.
Behavioral Health Encounter Data Report - The Health Plan shall submit to BMHC, quarterly within forty-five (45) calendar days of the end of the quarter being reported, an electronic representation of the Health Plan's complete listing of behavioral health services provided during the report period and in accordance with Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

4.
Behavioral Health Pharmacy Encounter Data Report - The Health Plan shall submit to BMHC quarterly, within forty-five (45) calendar days after the end of the quarter being reported, an accurate electronic representation of the Health Plan's complete listing of behavioral health prescription services administered during the quarter being reported and in accordance with Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

5.
Behavioral Health Required Staff/Providers Report - The Health Plan shall submit to BMHC the Behavioral Health Required Staff/Providers Report annually, by August 15. For Health Plans operating less than one (1) year, the Health Plan shall submit this report to BMHC quarterly, forty-five (45) days after the end of the quarter being reported. Submissions shall be submitted in accordance with Attachment II, Section XII, Reporting Requirements, and the Health Plan Report Guide.

32.
Attachment II, Core Contract Provisions, Exhibit 10, Administration and Management, Item 1., All Capitated Health Plans, Section X, Administration and Management, Item C, Claims Payment, is hereby amended to include sub-item 7. as follows:

7.	The Health Plan shall reimburse providers for Medicare deductibles and co-insurance payments for Medicare dually eligible members according to the lesser of the following:

 a.  The rate negotiated with the provider; or

 b.  The reimbursement amount as stipulated in s. 409.908 F.S.

AHCA Contract No. FA904, Amendment No. 2, Page 21 of 22

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

 Unless otherwise stated, this Amendment is effective upon execution by both parties or January 1, 2010, (whichever is later).

 All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

 This Amendment, and all its attachments, are hereby made part of the Contract.

 This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

 IN WITNESS WHEREOF, the parties hereto have caused this twenty-seven (27) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/ Thomas L. Tran	SIGNED BY:	/Illegible/ for

NAME:	Thomas Tran	NAME:	Thomas W. Arnold

TITLE:	Chief Executive Officer	TITLE:	Secretary

DATE:	January 13, 2010	DATE:	1-14-10

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit 2-NR-A	Medicaid Non-Reform HMO Capitation Rates, Effective November 1, 2009 - August 31, 2012 (5 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA904, Amendment No. 2, Page 22 of 22

ATTACHMENT I
EXHIBIT 2-NR-A
MEDICAID NON-REFORM HMO CAPITATION RATES
By Area , Age and Eligibility Category
Effective November 1, 2009 - August 31, 2012

TABLE 1
General Rates					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,130.45	171.80	102.22	61.92	136.81	72.25	266.35	158.36	341.82	12,166.98	1,661.31	450.32	195.11	211.04	684.60	713.62	345.23	81.01	75.25
02	1,130.45	171.80	102.22	61.92	136.81	72.25	266.35	158.36	341.82	12,166.98	1,661.31	450.32	195.11	211.04	684.60	713.62	345.23	81.01	75.25
03	1,204.98	184.85	110.04	67.83	147.39	78.95	288.08	172.19	374.81	12,984.80	1,788.35	485.21	215.10	232.17	751.31	786.48	219.92	78.09	72.84
04	1,050.61	162.46	96.93	60.59	129.54	70.25	254.54	152.86	335.21	12,420.29	1,720.68	467.26	210.34	226.43	732.37	768.88	158.79	76.07	71.40
05	1,184.66	182.33	108.66	67.27	145.40	78.31	284.72	170.59	372.41	14,030.18	1,934.34	524.96	233.58	251.40	814.40	853.04	257.97	63.54	59.91
06	1,065.08	165.73	99.12	62.65	132.43	72.63	260.83	157.38	347.13	12,740.87	1,765.91	479.44	216.29	232.64	751.93	789.61	332.29	65.62	61.55
07	1,094.60	170.03	101.66	64.09	135.85	74.27	267.33	161.18	354.76	13,685.78	1,905.44	518.10	236.50	253.97	819.80	862.97	278.88	68.32	64.02
08	1,037.09	161.01	96.20	60.62	128.67	70.25	253.12	152.46	335.67	12,799.17	1,774.58	462.11	218.12	234.44	756.47	794.55	315.60	66.83	62.63
09	1,052.10	161.97	96.51	59.97	129.16	69.61	253.28	151.74	331.35	12,607.35	1,749.19	475.00	215.23	231.33	746.37	783.86	278.68	73.65	68.75
10	1,097.08	171.38	102.63	65.26	137.12	75.61	270.62	163.74	362.13	16,173.96	2,267.27	616.85	286.58	306.25	989.86	1,043.17	351.29	80.41	75.32
11	1,387.45	213.12	126.92	7B.43	169.76	91.10	332.48	199.01	433.39	16,510.81	2,276.81	618.22	275.31	296.69	960.17	1,005.22	380.51	117.49	109.41
6B*	1,064.96	165.71	99.11	62.64	132.41	72.62	260.80	157.36	347.08	12,740.29	1,765.81	479.42	216.27	232.63	751.89	789.57	332.29	65.62	61.55

TABLE 2
General + Mental Health Rates:
					TANF								SSI-N				SSI-B	SSkAB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,130.48	171.83	104.08	74.27	148.20	83.64	270.41	162.42	345.39	12,167.05	1,661.38	458.53	246.95	257.82	765.70	745.22	353.34	93.55	87.79
02	1,130.47	171.82	103.70	73.65	148.12	83.56	271.15	163.16	346.04	12,167.09	1,661.42	462.52	271.63	281.47	815.81	764.75	353.34	93.55	87.79
03	1,205.00	184.87	111.59	80.12	159.24	90.80	293.11	177.22	379.23	12,984.86	1,788.41	491.82	256.56	270.33	822.40	814.18	228.03	90.63	85.38
04	1,050.63	162.48	98.39	72.22	140.75	81.46	259.29	157.61	339.39	12,420.35	1,720.74	474.10	253.25	265.92	805.95	797.55	166.90	88.61	83.94
05	1,184.68	182.35	110.60	82.70	160.27	93.18	291.03	176.90	377.96	14,030.25	1,934.41	532.58	281.37	295.39	896.35	884.97	266.08	76.08	72.45
06	1,065.10	165.75	100.09	69.11	138.39	78.59	262.96	159.51	349.00	12,740.90	1,765.94	483.54	242.20	256.02	792.46	805.41	340.40	78.16	74.09
07	1,094.63	170.06	104.05	83.04	154.12	92.54	275.08	168.93	361.57	13,685.85	1,905.51	525.43	282.49	296.30	898.66	893.70	286.99	80.86	76.56
08	1,037.10	161.02	97.18	68.36	136.14	77.72	256.29	155.63	338.45	12,799.21	1,774.62	486.19	243.72	258.00	800.37	811.65	323.71	79.37	75.17
09	1,052.12	161.99	98.40	74.97	143.62	84.07	259.41	157.87	336.74	12,607.42	1,749.26	482.36	261.41	273.83	825.55	814.71	286.79	86.19	81.29
10	1,097.10	171.40	104.57	80.68	151.99	90.48	276.93	170.05	367.67	16,174.08	2,267.39	629.65	366.88	380.16	1,127.55	1,096.82	359.40	92.95	87.86
11	1,387.47	213.14	128.49	90.88	181.77	103.11	337.57	204.10	437.87	16,510.92	2,276.92	630.84	354.52	369.60	1,096.00	1,058.15	388.62	130.03	121.95
6B*	1,064.97	165.72	99.83	68.35	137.92	78.13	263.14	159.70	349.13	12,740.32	1,765.84	483.29	240.54	254.97	793.50	805.79	340.40	78.16	74.09

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-A, Page 1 of 5

ATTACHMENT I
EXHIBIT 2-NR-A
MEDICAID NON-REFORM HMO CAPITATION RATES
By Area , Age and Eligibility Category
Effective November 1, 2009 -August 31, 2012

TABLE 3
General	+ MH + Dental Rates:										SSI-N						SSI-B	SSI-AB
	TANF
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)			AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,130.49	171.84	105.46	76.79	150.71	85.83	271.81	163.93	348.70	12,167.05	1,661.38	459.71	248.69	259.34	767.10	747.24	353.34	94.73	88.76
02	1,130.48	171.83	105.08	76.17	150.63	85.75	272.55	164.67	349.35	12,167.09	1,661.42	463.70	273.37	282.99	817.21	766.77	353.34	94.73	88.76
03	1,205.01	184.89	114.60	85.61	164.70	95.58	295.67	179.97	385.26	12,984.86	1,788.42	494.65	260.76	273.98	824.81	817.66	229.28	92.63	87.02
04	1,050.64	162.49	100.16	75.45	143.97	84.27	261.36	159.84	344.27	12,420.35	1,720.74	475.76	255.71	268.06	808.10	800.67	168.79	90.28	85.30
05	1,184.69	182.37	114.20	89.29	166.83	98.92	294.84	181.00	386.95	14,030.26	1,934.42	536.45	287.10	300.37	899.47	889.49	266.16	79.19	75.00
06	1,065.11	165.77	102.78	74.04	143.29	82.87	265.06	161.76	353.94	12,740.90	1,765.95	486.45	246.51	259.76	795.04	809.15	343.25	80.33	75.87
07	1,094.64	170.08	106.68	87.86	158.91	96.73	276.71	170.68	365.40	13,685.85	1,905.52	528.40	286.88	300.12	900.23	895.97	287.74	82.30	77.75
0S	1,037.12	161.05	101.81	76.83	144.58	85.09	258.91	15B.45	344.63	12,799.22	1,774.63	489.94	249.27	262.83	802.91	815.32	326.18	81.28	76.74
09	1,052.13	162.01	101.61	80.84	149.46	89.17	260.82	159.38	340.05	12,607.42	1,749.27	485.15	265.54	277.43	827.10	816.96	292.18	87.67	82.50
10	1,097.11	171.41	106.64	84.47	155.76	93.78	277.61	170.79	369.29	16,174.08	2,267.40	631.84	370.13	382.99	1,128.63	1,098.38	359.53	94.31	88.97
11	1,867.53	213.20	134.76	98.83	189.24	110.58	338.63	205.24	440.36	16,511.00	2,277.00	637.97	361.66	375.08	1,097.92	1,060.93	391.98	132.45	123.94
6B*	1,064.98	165.74	102.52	73.28	142.82	82.41	263.14	159.70	349.13	12,740.32	1,765.85	486.20	244.85	258.71	793.50	805.79	343.25	80.33	75.87

TABLE 4
General	+ MH + Transportation Rates:
					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,135.62	173.12	104.94	74.77	150.36	85.08	273.90	165.08	349.30	12,218.57	1,694.83	463.16	249.41	263.76	785.58	762.27	361.36	106.87	97.94
02	1,135.61	173.11	104.56	74.15	150.28	85.00	274.64	165.82	349.95	12,218.61	1,694.87	467.15	274.09	287.41	835.69	781.80	361.36	106.87	97.94
03	1,211.17	186.41	112.62	80.72	161.83	92.53	297.30	180.41	383.92	13,050.22	1,830.85	497.71	259.69	277.85	847.61	835.81	236.53	109.68	99.91
04	1,054.64	163.49	99.06	72.61	142.43	82.58	262.02	159.69	342.45	12,468.39	1,751.95	478.42	255.56	271.46	824.49	813.45	173.13	103.96	95.64
05	1,188.16	183.22	111.18	83.04	161.73	94.16	293.39	178.70	380.61	14,071.98	1,961.51	536.34	283.37	300.20	912.45	898.78	272.12	89.99	83.06
06	1,068.60	166.62	100.67	69.45	139.86	79.57	265.34	161.32	351.66	12,781.60	1,792.38	487.20	244.15	260.70	808.15	818.87	346.35	89.27	82.57
07	1,098.45	171.02	104.69	83.42	155.72	93.60	277.67	170.90	364.47	13,731.89	1,935.41	529.58	284.70	301.60	916.43	908.94	293.06	92.62	85.52
08	1,042.08	162.27	98.01	68.84	138.22	79.11	259.67	158.21	342.24	12,849.85	1,807.50	490.75	246.15	263.83	819.90	828.40	329.66	93.23	85.73
09	1,057.08	163.23	99.23	75.46	145.70	85.46	262.78	160.44	340.51	12,659.96	1,783.38	487.10	263.94	279.88	845.83	832.09	292.82	101.59	93.03
10	1,099.02	171.88	104.89	80.87	152.79	91.02	278.23	171.04	369.13	16,191.10	2,278.44	631.18	367.69	382.12	1,134.12	1,102.45	361.29	98.42	92.03
11	1,390.39	213.87	128.97	91.16	183.00	103.93	339.56	205.61	440.10	16,547.82	2,300.88	634.16	356.30	373.85	1,110.23	1,070.36	394.15	141.29	130.53
6B*	1,068.47	166.59	100.41	68.69	139.39	79.11	265.52	161.51	351.79	12,781.02	1,792.28	486.95	242.49	259.65	809.19	819.25	346.35	89.27	82.57

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-A, Page 2 of 5

ATTACHMENT I
EXHIBIT 2-NR-A
MEDICAID NON-REFORM HMO CAPITATION RATES
By Area , Age and Eligibility Category
Effective November 1, 2009 -August 31, 2012

     TABLE 5
General	+ Transportation Rates:
	TANF										SSI-N						5SI-B	S5I-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,135.59	173.09	103.08	62.42	138.97	73.69	269.84	161.02	345.73	12,218.50	1,694.76	454.95	197.57	216.98	704.48	730.67	353.25	94.33	85.40
02	1,135.59	173.09	103.08	62.42	138.97	73.69	269.84	161.02	345.73	12,218.50	1,694.76	454.95	197.57	216.98	704.48	730.67	353.25	94.33	85.40
03	1,211.15	186.39	111.07	68.43	149.98	80.68	292.27	175.38	379.50	13,050.16	1,830.79	491.10	218.23	239.69	776.52	808.11	228.42	97.14	87.37
04	1,054.62	163.47	97.60	60.98	131.22	71.37	257.27	154.94	338.27	12,468.33	1,751.89	471.58	212.65	231.97	750.91	784.78	165.02	91.42	83.10
05	1,188.14	183.20	109.24	67.61	146.86	79.29	287.08	172.39	375.06	14,071.91	1,961.44	528.72	235.58	256.21	830.50	866.85	264.01	77.45	70.52
06	1,068.58	166.60	99.70	62.99	133.90	73.61	263.21	159.19	349.79	12,781.57	1,792.35	483.10	218.24	237.32	767.62	803.07	338.24	76.73	70.03
07	1,098.42	170.99	102.30	64.47	137.45	75.33	269.92	163.15	357.66	13,731.82	1,935.34	522.25	238.71	259.27	837.57	878.21	284.95	80.08	72.98
08	1,042.07	162.26	97.03	61.10	130.75	71.64	256.50	155.04	339.46	12,849.81	1,807.46	486.67	220.55	240.27	776.00	811.30	321.55	80.69	73.19
09	1,057.06	163.21	97.34	60.46	131.24	71.00	256.65	154.31	335.12	12,659.89	1,783.31	479.74	217.76	237.38	766.65	801.24	284.71	89.05	80.49
10	1,099.00	171.86	102.95	65.45	137.92	76.15	271.92	164.73	363.59	16,190.98	2,278.32	618.38	287.39	308.21	996.43	1,048.80	353.18	85.88	79.49
11	1,390.37	213.85	127.40	78.71	170.99	91.92	334.47	200.52	435.62	16,547.71	2,300.77	621.54	277.09	300.94	974.40	1,017.43	386.04	128.75	117.99
6B*	1,068.46	166.58	99.69	62.98	133.88	73.60	263.18	159.17	349.74	12,780.99	1,792.25	483.08	218.22	237.31	767.58	803.03	338.24	76.73	70.03

TABLE 6
General	+ Dental Rates:

	TANF										SSI-N						5SI-B	S5I-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
01	1,130.46	171.81	103.60	64.44	139.32	74.44	267.75	159.87	345.13	12,166.98	1,661.31	451.50	196.85	212.56	686.00	715.64	345.23	82.19	76.22
02	1,130.46	171.81	103.60	64.44	139.32	74.44	267.75	159.87	345.13	12,166.98	1,661.31	451.50	196.85	212.56	686.00	715.64	345.23	82.19	76.22
03	1,204.99	184.87	113.05	73.32	152.85	83.73	290.64	174.94	380.84	12,984.80	1,788.36	488.04	219.30	235.82	753.72	789.96	221.17	80.09	74.48
04	1,050.62	162.47	98.70	63.82	132.76	73.06	256.61	155.09	340.09	12,420.29	1,720.68	468.92	212.80	228.57	734.52	772.00	160.68	77.74	72.76
05	1,184.67	182.35	112.26	73.86	151.96	84.05	288.53	174.69	381.40	14,030.19	1,934.35	528.83	239.31	256.38	817.52	857.56	258.05	66.65	62.46
06	1,065.09	165.75	101.81	67.58	137.33	76.91	262.93	159.63	352.07	12,740.87	1,765.92	482.35	220.60	236.38	754.51	793.35	335.14	67.79	63.33
07	1,094.61	170.05	104.29	68.91	140.64	78.46	268.96	162.93	358.59	13,685.78	1,905.45	521.07	240.89	257.79	821.37	865.24	279.63	69.76	65.21
08	1,037.11	161.04	100.83	69.09	137.11	77.62	255.74	155.28	341.85	12,799.18	1,774.59	485.86	223.67	239.27	759.01	798.22	318.07	68.74	64.20
09	1,052.11	161.99	99.72	65.84	135.00	74.71	254.69	153.25	334.66	12,607.35	1,749.20	477.79	219.36	234.93	747.92	786.11	284.07	75.13	69.96
10	1,097.09	171.39	104.70	69.05	140.89	78.91	271.30	164.48	363.75	16,173.96	2,267.28	619.04	289.83	309.08	990.94	1,044.73	351.42	81.77	76.43
11	1,387.51	213.18	133.19	86.38	177.23	98.57	333.54	200.15	435.86	16,510.89	2,276.89	625.35	282.45	302.17	962.09	1,008.00	383.87	119.91	111.40
6B*	1,064.97	165.73	101.80	67.57	137.31	76.90	260.80	157.36	347.08	12,740.29	1,765.82	482.33	220.58	236.37	751.89	789.57	335.14	67.79	63.33

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-A, Page 3 of 5

ATTACHMENT I
EXHIBIT 2-NR-A
MEDICAID NON-REFORM HMO CAPITATION RATES
By Area , Age and Eligibility Category
Effective November 1, 2009 -August 31, 2012

TABLE 7
General	+ Dental + Transportation Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,135.60	173.10	104.46	64.94	141.48	75.88	271.24	162.53	349.04	12,218.50	1,694.76	456.13	199.31	218.50	705.88	732.69	353.25	95.51	86.37
02	1,135.60	173.10	104.46	64.94	141.48	75.88	271.24	162.53	349.04	12,218.50	1,694.76	456.13	199.31	218.50	705.88	732.69	353.25	95.51	86.37
03	1,211.16	186.41	114.08	73.92	155.44	85.46	294.83	178.13	385.53	13,050.16	1,830.80	493.93	222.43	243.34	778.93	811.59	229.67	99.14	89.01
04	1,054.63	163.48	99.37	64.21	134.44	74.18	259.34	157.17	343.15	12,468.33	1,751.89	473.24	215.11	234.11	753.06	787.90	166.91	93.09	84.46
05	1,188.15	183.22	112.84	74.20	153.42	85.03	290.89	176.49	384.05	14,071.92	1,961.45	532.59	241.31	261.19	833.62	871.37	264.09	80.56	73.07
06	1,068.59	166.62	102.39	67.92	138.80	77.89	265.31	161.44	354.73	12,781.57	1,792.36	486.01	222.55	241.06	770.20	806.81	341.09	78.90	71.81
07	1,098.43	171.01	104.93	69.29	142.24	79.52	271.55	164.90	361.49	13,731.82	1,935.35	525.22	243.10	263.09	839.14	880.48	285.70	81.52	74.17
08	1,042.09	162.29	101.66	69.57	139.19	79.01	259.12	157.86	345.64	12,849.82	1,807.47	490.42	226.10	245.10	778.54	814.97	324.02	82.60	74.76
09	1,057.07	163.23	100.55	66.33	137.08	76.10	258.06	155.82	338.43	12,659.89	1,783.32	482.53	221.89	240.98	768.20	803.49	290.10	90.53	81.70
10	1,099.01	171.87	105.02	69.24	141.69	79.45	272.60	165.47	365.21	16,190.98	2,278.33	620.57	290.64	311.04	997.51	1,050.36	353.31	87.24	80.60
11	1,390.43	213.91	133.67	86.66	178.46	99.39	335.53	201.66	438.11	16,547.79	2,300.85	628.67	284.23	306.42	976.32	1,020.21	389.40	131.17	119.98
6B*	1,068.47	166.60	102.38	67.91	138.78	77.88	263.18	159.17	349.74	12,780.99	1,792.26	485.99	222.53	241.05	767.58	803.03	341.09	78.90	71.81

TABLE 8
General	+ Mental Health + Dental + Transportation Rates:
	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	1,135.63	173.13	106.32	77.29	152.87	87.27	275.30	166.59	352.61	12,218.57	1,694.83	464.34	251.15	265.28	786.98	764.29	361.36	108.05	98.91
02	1,135.62	173.12	105.94	76.67	152.79	87.19	276.04	167.33	353.26	12,218.61	1,694.87	468.33	275.83	288.93	837.09	783.82	361.36	108.05	98.91
03	1,211.18	186.43	115.63	86.21	167.29	97.31	299.86	183.16	389.95	13,050.22	1,830.86	500.54	263.89	281.50	850.02	839.29	237.78	111.68	101.55
04	1,054.65	163.50	100.83	75.84	145.65	85.39	264.09	161.92	347.33	12,468.39	1,751.95	480.08	258.02	273.60	826.64	816.57	175.02	105.63	97.00
05	1,188.17	183.24	114.78	89.63	168.29	99.90	297.20	182.80	389.60	14,071.99	1,961.52	540.21	289.10	305.18	915.57	903.30	272.20	93.10	85.61
06	1,068.61	166.64	103.36	74.38	144.76	83.85	267.44	163.57	356.60	12,781.60	1,792.39	490.11	248.46	264.44	810.73	822.61	349.20	91.44	84.35
07	1,098.46	171.04	107.32	88.24	160.51	97.79	279.30	172.65	368.30	13,731.89	1,935.42	532.55	289.09	305.42	918.00	911.21	293.81	94.06	86.71
08	1,042.10	162.30	102.64	77.31	146.66	86.48	262.29	161.03	348.42	12,849.86	1,807.51	494.50	251.70	268.66	822.44	832.07	332.13	95.14	87.30
09	1,057.09	163.25	102.44	81.33	151.54	90.56	264.19	161.95	343.82	12,659.96	1,783.39	489.89	268.07	283.48	847.38	834.34	298.21	103.07	94.24
10	1,099.03	171.89	106.96	84.66	156.56	94.32	278.91	171.78	370.75	16,191.10	2,278.45	633.37	370.94	384.95	1,135.20	1,104.01	361.42	99.78	93.14
11	1,390.45	213.93	135.24	99.11	190.47	111.40	340.62	206.75	442.59	16,547.90	2,300.96	641.29	363.44	379.33	1,112.15	1,073.14	397.51	143.71	132.52
6B*	1,068.48	166.61	103.10	73.62	144.29	83.39	265.52	161.51	351.79	12,781.02	1,792.29	489.86	246.80	263.39	809.19	819.25	349.20	91.44	84.35

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-A, Page 4 of 5

ATTACHMENT I
EXHIBIT 2-NR-A
MEDICAID NON-REFORM HMO CAPITATION RATES
By Area, Age and Eligibility Category
Effective November 1, 2009 -August 31, 2012

Area                           Corresponding Counties

Area 1                        Escambia, Okaloosa, Santa Rosa, Walton
Area 2                        Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3                        Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4                        Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5                        Pasco, Pinellas
Area 6                        Hardee, Highlands, Manatee, Polk
Area 6B *                  Hillsborough
Area 7                        Brevard, Orange, Osceola, Seminole
Area 8                        Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9                        Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10                      Broward
Area 11                     Dade, Monroe

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-A, Page 5 of 5